UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2016

TRIUMPH BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-36722	20-0477066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12700 Park Central Drive, Suite 1700 Dallas, Texas	75251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 365-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement

On September 30, 2016, Triumph Bancorp, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $50,000,000 aggregate principal amount of its 6.50% Fixed-to-Floating Rate Subordinated Notes due 2026 (the “Notes”). The Offering was completed pursuant to the Prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-213169) (the “Registration Statement”), dated September 23, 2016, as supplemented by a prospectus supplement in preliminary form dated September 23, 2016 and in final form dated September 29, 2016 and a free writing prospectus filed on September 28, 2016. In connection with the Offering, the Company entered into an Underwriting Agreement, dated September 28, 2016 (the “Underwriting Agreement”), with Sandler O’Neill + Partners, L.P. and FIG Partners, LLC. The Notes were sold at an underwriting discount of 1.50%, resulting in net proceeds of approximately $49,250,000 before deducting expenses of the Offering. The Company intends to use the net proceeds from this offering for general corporate purposes, potential strategic acquisitions and investments in TBK Bank, SSB as regulatory capital.

The Notes were issued under the Indenture, dated as of September 30, 2016 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of September 30, 2016 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee. The Notes have an initial fixed interest rate of 6.50%, payable semi-annually. Commencing September 30, 2021, the interest rate on the Notes resets quarterly to an annual interest rate equal to the then-current three-month LIBOR plus 534.5 basis points, payable quarterly in arrears. The Notes will mature on September 30, 2026.

The underwriters have in the past provided, and may in the future provide, investment banking and advisory services to the Company and its affiliates in the ordinary course of business, for which they have received, or may receive, compensation for such services.

In addition, from time to time, certain of the underwriters and their affiliates may effect transactions for their own account or the account of customers, including serving as counterparties to certain derivative and hedging arrangements and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Company or its affiliates. If any of the underwriters or their affiliates has a lending relationship with the Company, they may hedge their credit exposure to us consistent with their customary risk management policies. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of securities or financial instruments of the Company or its affiliates and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The foregoing summary of the terms of the Underwriting Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the Supplemental Indenture and (iv) the form of the Notes, each of which is attached hereto as exhibits and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes in the Offering, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement, dated September 28, 2016, between Triumph Bancorp, Inc. and Sandler O’Neill + Partners, L.P. and FIG Partners, LLC.

4.1	Indenture, dated as of September 30, 2016, between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of September 30, 2016, between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 6.50% Fixed-to-Floating Rate Subordinated Notes due 2026 (included in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Blackwell, Blackburn & Singer, LLP.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Blackwell, Blackburn & Singer, LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triumph Bancorp, Inc.

Date: September 30, 2016	By:	/s/ Adam D. Nelson
Adam D. Nelson
Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement, dated September 28, 2016, between Triumph Bancorp, Inc. and Sandler O’Neill + Partners, L.P. and FIG Partners, LLC.

4.1	Indenture, dated as of September 30, 2016, between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of September 30, 2016, between Triumph Bancorp, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 6.50% Fixed-to-Floating Rate Subordinated Notes due 2026 (included in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Blackwell, Blackburn & Singer, LLP.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Blackwell, Blackburn & Singer, LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).